Exhibit 99.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Douglas P. Wieten, the Vice President, Chief Financial Officer and Treasurer of Bioanalytical Systems, Inc. certify that (i) the Quarterly Report on Form 10-Q for the quarter ended December 31, 2002, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BASi as of the dates and for the periods set forth therein.

/s/ Douglas P. Wieten Douglas P. Wieten Vice President and Chief Financial Officer, Treasurer Date: February 14, 2003